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       [logo of Security Life of Denver Insurance Company appears here]


March 5, 1998

via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:  Security Life Separate Account A1:  File No. 811-8196;
     CIK No.  0000915813

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Security Life Separate Account A1, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Commission via EDGAR. Those filings, which are identified below, are incorporated herein by reference:

1)   Annual Report of The Alger American Fund
CIK:  0832566           CCC:  he$4hopf          Filed on February 23, 1998

2)   Annual Report of Fidelity Variable Insurance Products Fund
CIK:  0000814066        CCC:  EDGAR#o3          Filed on February 25, 1998

3)   Annual Report of Fidelity Variable Insurance Products Fund II
CIK:  0000831016        CCC:  EDGAR#o3          Filed on February 25, 1998

4)   Annual Report of the Neuberger & Berman Advisers Management Trust
CIK:  0000736913        CCC:  dotrw8g$          Filed on February 25, 1998
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5)   Annual Report of the INVESCO Variable Investment Funds
CIK:  0000912744        CCC:  go4$stop          Filed on February 25, 1998

6)   Annual Report of the Van Eck Worldwide Insurance Trust
CIK:  0000811976        CCC:  uzdveqh2          Filed on February 24, 25, 1998

7)   Annual Report of the AIM Variable Insurance Funds, Inc.
CIK:  0000896435        CCC:  N/A               Filed on March 3, 1998


Please do not hesitate to call me at (303) 860-2591 with any questions.

Sincerely,


/s/ Anna M. Kautzman
Anna M. Kautzman
Assistant General Counsel